UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2009

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-Laws Change in Fiscal Year.

On May 7, 2009, the Board of Directors of Cano Petroleum, Inc. (the “Company”) adopted and approved the Second Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”).  The Amended and Restated By-Laws generally modernize and restate the prior by-laws, in some instances by providing procedures for actions by stockholders and directors or by conforming provisions to the Delaware General Corporation Law.  The purpose and effect of the principal amendments of the Amended and Restated By-Laws is briefly summarized below, which is qualified in its entirety by reference to the Amended and Restated By-Laws filed as Exhibit 3.1 hereto and incorporated herein by reference:

(i)                                     Advance Notice Provisions:  The Amended and Restated By-Laws provide advance notice procedures for stockholders to propose (i) business outside of the procedures established in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (ii) nominations for the election of directors to be considered at annual or special meetings.  The advance notice provisions enhance the ability of the Board of Directors and the stockholders to consider stockholder proposals and nominations for the election of directors on a timely and informed basis and are effective immediately.

Generally, with regard to an annual meeting of stockholders, a stockholder must give timely notice of proposals (60-90 days prior to the one year anniversary of mailing of the previous year’s proxy statement) and the notice must set forth certain information regarding the business being proposed or the board nominee and the proposing stockholder.  If the annual meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding annual meeting, the notice must be received no later than the 90th day before the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.  In the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all the nominees for director or indicating the increase in the size of the Board of Directors at least 10 days prior to the last day a stockholder may deliver a notice as set forth above, with respect to nominees for any new positions created by such increase, a notice shall be considered timely if it is received not later than the 10th day following the day on which such public announcement is first made by the Company. With regard to a special meeting of stockholders at which directors are to be elected, notice must be received no later than the 90th day prior to such special meeting or the 10th day following the date on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such special meeting.

It is currently contemplated that our 2009 annual meeting of stockholders will take place on December 15, 2009.  As a result, stockholders must provide written notice of director nominations or other proposals intended to be brought before the 2009 annual meeting not earlier than September 9, 2009 nor later than October 9, 2009.  These procedures are for stockholder proposals submitted outside of the processes established in Rule 14a-8 of the Exchange Act.

(ii)                                  Chairman of the Meeting:  The Amended and Restated By-Laws provide that the Board of Directors may designate the chairman of the annual or special meetings of the stockholders.  If the Board of Directors does not designate a person, the Chairman of the Board will preside over the meetings or may appoint such a person, or in his absence, the Chief Executive Officer, or in his absence, a person chosen by the majority stockholders.

(iii)                               Conduct of Business:  The Amended and Restated By-Laws provide that the chairman of the meeting of the stockholders determines the order of business.

(iv)                              Written Consent of the Stockholders:  The Amended and Restated By-Laws include a provision that written consent of actions may be taken by stockholders in lieu of an annual or special meeting if the written consent is signed by the holders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(v)                                 Number of Directors:  The Amended and Restated By-Laws state that the number of directors shall be established by a resolution of the Board of Directors.

(vi)                              Newly Created Directorships and Vacancies:  The Amended and Restated By-Laws provide that newly created directorships (whether resulting from an increase in the number of authorized directors or from vacancies) on the Board of Directors are filled by a majority vote of the directors, subject to any specific rights of preferred stockholders to appoint directors.

(vii)                           Regular Meetings of the Board of Directors:  The Amended and Restated By-Laws provide that notice is not required for regular meetings of the Board of Directors.

(viii)                        Special Meetings of the Board of Directors:  The Amended and Restated By-Laws provide that special meetings of the Board of Directors may be called, with notice (if not waived), by the Chairman of the Board, the Chief Executive Officer or the majority of the Board of Directors.  Notice must be given not less than 24 hours before a special meeting of the Board of Directors.

(ix)                                Written Consent of the Directors: The Amended and Restated By-Laws provide that action may be taken by the Board of Directors with written consent of all directors.

(x)                                   Board Committees: A section has been added to the Amended and Restated By-Laws to more fully address the formation and business conduct of the committees of the Board of Directors.

(xi)                                Officer Titles:  The Amended and Restated By-Laws state the officer positions of the Company and specifically note that the “Chairman of the Board” is not an officer position but may be held by an officer.

(xii)                             Indemnification:  The indemnification section in the Amended and Restated By-Laws has been expanded to more thoroughly address indemnification procedures, advancement of expenses and maintaining insurance.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibits

3.1	Second Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: May 13, 2009
	By:	/s/ Benjamin Daitch
Benjamin Daitch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated By-Laws